
                                                                                                             EXHIBIT 99.2


PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
ASSET QUALITY DETAIL
                                                               June 30,             June 30,                  March 31,
(dollars in thousands)                                           2004                 2003                      2004
                                                            ----------------     ---------------            --------------
LOAN PORTFOLIO:
Originated residential mortgage                                 $   123,216         $   111,486               $    71,854
Home equity                                                         604,096             403,254                   536,244
Acquired residential mortgage                                       625,857             541,166                   598,517
Marine                                                              445,833             450,798                   461,200
Other                                                                51,595              59,786                    40,766
                                                            ----------------     ---------------            --------------
Total consumer                                                    1,850,597           1,566,490                 1,708,581

Commercial mortgage                                                 492,856             287,673                   322,605
Residential real estate construction                                217,138             136,996                   171,864
Commercial real estate construction                                 281,044             208,286                   219,287
Commercial business                                                 677,884             379,920                   407,599
                                                            ----------------     ---------------            --------------
     Total loans                                                $ 3,519,519         $ 2,579,365               $ 2,829,936
                                                            ================     ===============            ==============

NON-PERFORMING ASSETS:
Originated residential mortgage                                 $     1,856         $     2,104               $     2,474
Home equity                                                             108                 193                       111
Acquired residential mortgage                                        11,925              15,507                    15,463
Other consumer                                                          110                 227                        61
Commercial mortgage                                                       -                 735                         -
Residential real estate construction                                    132                 135                       134
Commercial real estate construction                                   3,123                   -                         -
Commercial business                                                  12,412                 533                       680
                                                            ----------------     ---------------            --------------
Total non-accrual loans                                              29,666              19,434                    18,923
Total renegotiated loans                                                  -                   -                         -
                                                            ----------------     ---------------            --------------
  Total non-performing loans                                         29,666              19,434                    18,923
Total other assets and real estate owned                              1,567               5,132                     2,855
                                                            ----------------     ---------------            --------------
  Total non-performing assets                                   $    31,233         $    24,566               $    21,778
                                                            ================     ===============            ==============

90-DAY DELINQUENCIES:
Originated residential mortgage                                 $     5,298         $     6,414               $     4,394
Home equity                                                             172                   9                       140
Acquired residential mortgage                                         2,176               5,353                     3,248
Other consumer                                                          433                 364                     1,037
Commercial mortgage                                                       -                   -                         -
Residential real estate construction                                     72                   -                         -
Commercial real estate construction                                       -                   -                         -
Commercial business                                                   2,435                 380                       469
                                                            ----------------     ---------------            --------------
  Total 90-day delinquencies                                    $    10,586         $    12,520               $     9,288
                                                            ================     ===============            ==============
ASSET QUALITY RATIOS:
Non-performing loans to loans                                         0.84%                0.75%                     0.67%
Non-performing assets to loans                                        0.89%                0.95%                     0.77%
Allowance for loan losses to loans                                    1.35%                1.32%                     1.28%
Net charge-offs in quarter to average loans                           0.21%                0.28%                     0.23%
Allowance for loan losses to non-performing loans                   160.75%              175.19%                   190.91%


                                                                Three Months Ended June 30,                    Three Months
                                                            ------------------------------------              Ended Mar. 31,
ANALYSIS OF ALLOWANCE FOR LOAN LOSSES:                           2004                 2003                         2004
                                                            ----------------     ---------------              --------------
Balance at beginning of period                                  $   36,126          $   32,562                $    35,539
Provision for loan losses                                            1,215               3,251                      2,174
Merger allowance                                                    12,085                   -                          -
Less loans charged-off, net of recoveries:
   Originated residential mortgage                                      30                   -                          -
   Home equity                                                          (1)                 (1)                        (1)
   Acquired residential mortgage                                     1,234               1,497                      1,236
   Other consumer                                                      (81)                133                         45
   Commercial mortgage                                                 207                   -                          -
   Commercial business                                                 350                 137                        307
                                                            ----------------     ---------------            --------------
     Net charge-offs                                                 1,739               1,766                      1,587
                                                            ----------------     ---------------            --------------
   Balance at end of period                                     $   47,687          $   34,047                $    36,126
                                                            ================     ===============            ==============



PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INCOME
                                                                  Three Months Ended               Six Months Ended
                                                                     June 30, 2004                    June 30, 2004
                                                           ------------------------------   -------------------------------
(dollars in thousands, except per share data)                  2004             2003            2004             2003
                                                           -------------    -------------   --------------   --------------
INTEREST INCOME:
  Loans, including fees                                        $ 43,608         $ 36,506         $ 80,593         $ 73,332
  Investment securities                                          22,871           23,493           45,405           47,542
  Tax-advantaged loans and securities                               332              379              674              779
  Short-term investments                                             48                5               50               13
                                                           -------------    -------------   --------------   --------------
    Total interest income                                        66,859           60,383          126,722          121,666
                                                           -------------    -------------   --------------   --------------
INTEREST EXPENSE:
  Deposits                                                        9,544           12,899           18,158           27,272
  Short-term borrowings                                           1,365            1,077            2,943            2,343
  Long-term debt                                                 10,601            9,608           21,549           19,625
                                                           -------------    -------------   --------------   --------------
     Total interest expense                                      21,510           23,584           42,650           49,240
                                                           -------------    -------------   --------------   --------------
Net interest income                                              45,349           36,799           84,072           72,426
  Less provision for loan losses                                  1,215            3,251            3,389            5,011
                                                           -------------    -------------   --------------   --------------
Net interest income, after provision for loan losses             44,134           33,548           80,683           67,415
                                                           -------------    -------------   --------------   --------------
NON-INTEREST INCOME:
  Service charges on deposit accounts                            21,052           19,244           39,583           36,565
  Commissions and fees                                            1,142            1,150            2,366            2,460
  Net gains (losses)                                             (7,877)          (6,892)          (7,061)          (5,645)
  Other non-interest income                                       3,259            2,858            6,271            5,571
                                                           -------------    -------------   --------------   --------------
    Total non-interest income                                    17,576           16,360           41,159           38,951
                                                           -------------    -------------   --------------   --------------
NON-INTEREST EXPENSE:
  Salaries and employee benefits                                 22,048           19,578           42,469           38,562
  Occupancy expense, net                                          4,430            3,834            8,480            7,850
  Furniture and equipment expense                                 3,471            2,955            6,614            5,821
  External processing fees                                        6,066            5,451           11,361           10,543
  Merger expenses                                                 1,972                -            2,156                -
  Other non-interest expense                                      8,489            8,482           16,223           16,574
                                                           -------------    -------------   --------------   --------------
    Total non-interest expense                                   46,476           40,300           87,303           79,350
                                                           -------------    -------------   --------------   --------------
Income before income taxes                                       15,234            9,608           34,539           27,016
Income tax expense                                                4,734           (2,587)          11,164            3,036
                                                           -------------    -------------   --------------   --------------
Net income                                                     $ 10,500         $ 12,195         $ 23,375         $ 23,980
                                                           =============    =============   ==============   ==============

NET INCOME PER SHARE AMOUNTS:
  Basic                                                        $   0.35         $   0.50         $   0.85         $   0.98
  Diluted                                                          0.34             0.49             0.83             0.96




PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CONDITION

                                                                              June 30,       December 31,       June 30,
(dollars in thousands, except share amounts)                                    2004             2003             2003
                                                                            --------------   --------------   -------------
ASSETS:
  Cash and due from banks                                                      $  179,624       $  127,048      $  144,251
  Short-term investments                                                            7,884            1,137           1,694
  Mortgage loans held for sale                                                      6,406            5,016           8,091
  Securities available for sale                                                 2,175,961        2,086,510       2,126,758
  Loans                                                                         3,519,519        2,784,546       2,579,365
  Less allowance for loan losses                                                   47,687           35,539          34,047
                                                                            --------------   --------------   -------------
    Net loans                                                                   3,471,832        2,749,007       2,545,318
                                                                            --------------   --------------   -------------
  Premises and equipment, net                                                      70,457           49,575          47,083
  Accrued interest receivable                                                      27,936           25,413          26,296
  Goodwill                                                                        247,776            7,692           7,692
  Intangible assets                                                                13,613            1,240           1,444
  Other assets                                                                    216,488          155,210         187,669
                                                                            --------------   --------------   -------------
Total assets                                                                   $6,417,977       $5,207,848      $5,096,296
                                                                            ==============   ==============   =============

LIABILITIES:
  Deposits:
   Noninterest-bearing                                                         $  924,096       $  579,058      $  672,459
   Interest-bearing                                                             3,206,406        2,500,491       2,675,515
                                                                            --------------   --------------   -------------
    Total deposits                                                              4,130,502        3,079,549       3,347,974
                                                                            --------------   --------------   -------------
  Short-term borrowings                                                           511,796          627,861         369,173
  Long-term debt                                                                1,163,497        1,153,301         975,280
  Accrued expenses and other liabilities                                           29,305           22,372          73,053
                                                                            --------------   --------------   -------------
    Total liabilities                                                           5,835,100        4,883,083       4,765,480
                                                                            --------------   --------------   -------------

STOCKHOLDERS' EQUITY:
  Common stock (par value $1.00) authorized 100,000,000 shares;
   issued 40,649,190, 32,213,590 and 31,938,838 shares at June 30,
   2004, December 31, 2003 and June 30, 2003, respectively                         40,649           32,214          31,939
  Additional paid-in capital                                                      547,089          298,928         293,832
  Retained earnings                                                               162,647          153,545         137,737
  Net accumulated other comprehensive income (loss)                               (14,175)          (6,589)         12,890
  Treasury stock at cost - 7,651,317, 7,651,317 and 7,373,601 shares at June 30, 2004, December 31, 2003 and
   June 30, 2003, respectively                                                   (153,333)        (153,333)       (145,582)
                                                                            --------------   --------------   -------------
    Total stockholders' equity                                                    582,877          324,765         330,816
                                                                            --------------   --------------   -------------
Total liabilities and stockholders' equity                                     $6,417,977       $5,207,848      $5,096,296
                                                                            ==============   ==============   =============




PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME


                                     -------------------------------------------------------------------
                                          Six Months Ended                 Six Months Ended
                                          June 30, 2004                     June 30, 2003
                                     -------------------------------------------------------------------
(dollars in thousands)                 Average     Income/    Yield/     Average     Income/   Yield/
(tax-equivalent basis)                 Balance     Expense    Rate       Balance     Expense    Rate
                                     ------------ ----------  ---------------------  --------- ---------
ASSETS:
Interest-earning assets:
Originated residential               $    91,544  $   3,220    7.07 %  $   139,463   $  5,237    7.57 %
Home equity                              545,868     12,644    4.66        380,961     10,056    5.32
Aqcuired residential                     614,605     17,892    5.85        520,297     17,092    6.62
Marine                                   456,926     11,729    5.16        434,100     12,545    5.83
Other consumer                            46,777      1,787    7.68         69,008      2,733    7.99
Commercial mortgage                      375,611      9,966    5.34        255,110      7,766    6.14
Residential construction                 187,366      4,268    4.58        133,370      3,420    5.17
Commercial construction                  237,868      4,342    3.67        201,559      3,830    3.83
Commercial business                      495,221     15,035    6.11        371,541     10,824    5.87
                                     ------------ ----------           ------------  ---------
    Total loans                        3,051,786     80,883    5.33      2,505,409     73,503    5.92
                                     ------------ ----------           ------------  ---------
Loans held for sale                        5,896        173    5.90         10,270        286    5.62
Short-term investments                     8,954         50    1.12          2,389         13    1.10
Taxable investment securities          2,141,979     45,405    4.26      2,071,959     47,542    4.63
Tax-advantaged investment securities      16,654        611    7.38         19,386        670    6.97
                                     ------------ ----------           ------------  ---------
    Total investment securities        2,158,633     46,016    4.29      2,091,345     48,212    4.65
                                     ------------ ----------           ------------  ---------
    Total interest-earning assets      5,225,269    127,122    4.89      4,609,413    122,014    5.34
                                     ------------ ----------           ------------  ---------
Less: allowance for loan losses          (39,839)                          (32,756)

Cash and due from banks                  130,162                           108,269
Other assets                             356,762                           256,721
                                     ------------                      ------------
Total assets                         $ 5,672,354                       $ 4,941,647
                                     ============                      ============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:

Demand/money market deposits         $ 1,012,042  $   3,052    0.61    $   864,829   $  3,397    0.79
Savings deposits                         743,268      1,083    0.29        693,698      2,057    0.60
Direct Time deposits                     751,473      7,263    1.94        739,932     10,345    2.82
Brokered Time deposits                   278,627      6,760    4.88        377,349     11,473    6.13
Short-term borrowings                    629,635      2,943    0.94        416,127      2,343    1.14
Long-term debt                         1,153,555     21,549    3.76      1,017,500     19,625    3.89
                                     ------------ ----------           ------------  ---------
  Total interest-bearing liabilities   4,568,600     42,650    1.88      4,109,435     49,240    2.42
                                     ------------ ----------           ------------  ---------
Noninterest-bearing demand deposits      659,864                           504,418
Other liabilities                         23,232                            22,590
Stockholders' equity                     420,658                           305,201
                                     ------------                      ------------
Total liabilities and stockholders'
 equity                              $ 5,672,354                       $ 4,941,644
                                     ============                      ============
Net interest-earning assets          $   656,669                       $   499,978
                                     ============                      ============
Net interest income (tax-equivalent)                 84,472                            72,774
Less: tax-equivalent adjustment                        (400)                             (348)
                                                  ----------                         ---------
Net interest income                               $  84,072                          $ 72,426
                                                  ==========                         =========
Net yield on interest-earning assets                           3.25 %                            3.18 %


                                                                                                            2004/2003
                                                ------------------------------------------------  --------------------------
                                                                                                     Income/Expense Variance
                                                          2004/2003 Increase/(Decrease)                 Due to Change In
                                                ------------------------------------------------   --------------------------
(dollars in thousands)                              Average        %       Income/       %             Average       Average
(tax-equivalent basis)                              Balance     Change     Expense     Change           Rate         Volume
                                                 ------------  --------  ----------- ------------   ------------- -----------
ASSETS:
Interest-earning assets:
Originated residential                            $ (47,919)    (34.4)%   $ (2,017)    (38.5)%          $  (325)    $ (1,692)
Home equity                                         164,907      43.3        2,588      25.7             (1,381)       3,969
Aqcuired residential                                 94,308      18.1          800       4.7             (2,122)       2,922
Marine                                               22,826       5.3         (816)     (6.5)            (1,467)         651
Other consumer                                      (22,231)    (32.2)        (946)    (34.6)              (100)        (846)
Commercial mortgage                                 120,501      47.2        2,200      28.3             (1,123)       3,323
Residential construction                             53,996      40.5          848      24.8               (426)       1,274
Commercial construction                              36,309      18.0          512      13.4               (166)         678
Commercial business                                 123,680      33.3        4,211      38.9                444        3,767
                                                ------------            -----------
    Total loans                                     546,377      21.8        7,380      10.0
                                                ------------            -----------
Loans held for sale                                  (4,374)    (42.6)        (113)    (39.5)                14         (127)
Short-term investments                                6,565     274.8           37     284.6                  1           36
Taxable investment securities                        70,020       3.4       (2,137)     (4.5)            (3,756)       1,619
Tax-advantaged investment securities                 (2,732)    (14.1)         (59)     (8.8)                38          (97)
                                                ------------            -----------
    Total investment securities                      67,288       3.2       (2,196)     (4.6)
                                                ------------            -----------
    Total interest-earning assets                   615,856      13.4        5,108       4.2            (10,643)      15,751
                                                ------------            -----------
Less: allowance for loan losses                      (7,083)     21.6
                                                          -
Cash and due from banks                              21,893      20.2
Other assets                                        100,041      39.0
                                                ------------
Total assets                                      $ 730,707      14.8
                                                ============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:

Demand/money market deposits                      $ 147,213      17.0     $   (345)    (10.2)              (874)         529
Savings deposits                                     49,570       7.1         (974)    (47.4)            (1,113)         139
Direct Time deposits                                 11,541       1.6       (3,082)    (29.8)            (3,243)         161
Brokered Time deposits                              (98,722)    (26.2)      (4,713)    (41.1)            (2,066)      (2,647)
Short-term borrowings                               213,508      51.3          600      25.6               (456)       1,056
Long-term debt                                      136,055      13.4        1,924       9.8               (682)       2,606
                                                ------------            -----------
  Total interest-bearing liabilities                459,165      11.2       (6,590)    (13.4)           (11,762)       5,172
                                                ------------            -----------
Noninterest-bearing demand deposits                 155,446      30.8
Other liabilities                                       642       2.8
Stockholders' equity                                115,457      37.8

Total liabilities and stockholders'
 equity                                           $ 730,710      14.8
                                                ============
Net interest-earning assets                       $ 156,691      31.3
                                                ============
Net interest income (tax-equivalent)                                        11,698      16.1            $ 1,119     $ 10,579
Less: tax-equivalent adjustment                                                (52)     14.9
                                                                        -----------
Net interest income                                                       $ 11,646      16.1
                                                                        ===========
Net yield on interest-earning assets



PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME


                                        Three Months Ended                   Three Months Ended
                                           June 30, 2004                        June 30, 2003
                                     --------------------------------------------------------------------
(dollars in thousands)                 Average     Income/    Yield/     Average     Income/    Yield/
(tax-equivalent basis)                 Balance     Expense    Rate       Balance     Expense    Rate
                                     ------------  ---------  ---------------------  ---------  ---------
ASSETS:
Interest-earning assets:
Originated residential               $   108,155   $  1,910    7.10 %  $   125,313   $  2,434    7.79 %
Home equity                              572,716      6,512    4.57        387,317      5,047    5.23
Acquired residential                     625,145      8,884    5.72        525,282      8,514    6.50
Marine                                   450,148      5,682    5.08        439,310      6,280    5.73
Other consumer                            49,193        917    7.50         63,948      1,278    8.02
Commercial mortgage                      429,279      5,626    5.27        263,111      3,981    6.07
Residential construction                 204,964      2,242    4.40        137,619      1,742    5.08
Commercial construction                  259,088      2,327    3.61        194,911      1,861    3.83
Commercial business                      594,828      9,615    6.50        374,400      5,426    5.81
                                     ------------  ---------           ------------  ---------
    Total loans                        3,293,516     43,715    5.34      2,511,211     36,563    5.84
                                     ------------  ---------           ------------  ---------
Loans held for sale                        7,644        109    5.74         11,871        165    5.58
Short-term investments                    16,316         48    1.18          2,479          5    0.81
Taxable investment securities          2,207,444     22,871    4.17      2,113,055     23,493    4.46
Tax-advantaged investment securities      16,508        313    7.63         19,233        331    6.90
                                     ------------  ---------           ------------  ---------
    Total investment securities        2,223,952     23,184    4.19      2,132,288     23,824    4.48
                                     ------------  ---------           ------------  ---------
    Total interest-earning assets      5,541,428     67,056    4.87      4,657,849     60,557    5.21
                                     ------------  ---------           ------------  ---------
Less: allowance for loan losses          (44,102)                          (32,741)

Cash and due from banks                  141,652                           113,397
Other assets                             474,942                           260,343
                                     ------------                      ------------
   Total assets                      $ 6,113,920                       $ 4,998,848
                                     ============                      ============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:

Demand/money market deposits         $ 1,106,812      1,722    0.63    $   884,984      1,674    0.76
Savings deposits                         771,270        573    0.30        709,444        967    0.55
Direct time deposits                     850,667      3,941    1.86        722,802      4,787    2.66
Brokered time deposits                   338,392      3,308    3.93        356,908      5,471    6.15
Short-term borrowings                    589,075      1,365    0.93        393,325      1,077    1.10
Long-term debt                         1,171,125     10,601    3.64      1,063,829      9,608    3.62
                                     ------------  ---------           ------------  ---------
  Total interest-bearing liabilities   4,827,341     21,510    1.79      4,131,292     23,584    2.29
                                     ------------  ---------           ------------  ---------
Noninterest-bearing demand deposits      752,198                           538,774
Other liabilities                         25,489                            20,762
Stockholders' equity                     508,892                           308,020
                                     ------------
   Total liabilities and
    stockholders' equity             $ 6,113,920                       $ 4,998,848
                                     ============                      ============
Net interest-earning assets          $   714,087                       $   526,557
                                     ============                      ============
Net interest income (tax-equivalent)                 45,546                            36,973
Less: tax-equivalent adjustment                        (197)                             (174)
                                                   ---------                         ---------
Net interest income                                $ 45,349                          $ 36,799
                                                   =========                         =========
Net yield on interest-earning assets                           3.31 %                            3.18 %


                                                                                                          2004/2003
                                                                                                   Income/Expense Variance
                                                        2004/2003 Increase/(Decrease)                 Due to Change In
                                              ------------------------------------------------   -------------------------
(dollars in thousands)                          Average        %        Income/      %             Average       Average
(tax-equivalent basis)                          Balance     Change      Expense    Change           Rate         Volume
                                              ------------  --------   ---------- ------------   ------------  ------------
ASSETS:
Interest-earning assets:
Originated residential                         $  (17,158)    (13.7)%   $   (524)    (21.5)%        $   (205)      $  (319)
Home equity                                       185,399      47.9        1,465      29.0              (697)        2,162
Acquired residential                               99,863      19.0          370       4.3            (1,114)        1,484
Marine                                             10,838       2.5         (598)     (9.5)             (747)          149
Other consumer                                    (14,755)    (23.1)        (361)    (28.2)              (79)         (282)
Commercial mortgage                               166,168      63.2        1,645      41.3              (583)        2,228
Residential construction                           67,345      48.9          500      28.7              (258)          758
Commercial construction                            64,177      32.9          466      25.0              (112)          578
Commercial business                               220,428      58.9        4,189      77.2               701         3,488
                                              ------------             ----------
    Total loans                                   782,305      31.2        7,152      19.6
                                              ------------             ----------
Loans held for sale                                (4,227)    (35.6)         (56)    (33.9)                5           (61)
Short-term investments                             13,837     558.2           43     860.0                 3            40
Taxable investment securities                      94,389       4.5         (622)     (2.6)           (1,618)          996
Tax-advantaged investment securities               (2,725)    (14.2)         (18)     (5.4)               32           (50)
                                              ------------             ----------
    Total investment securities                    91,664       4.3         (640)     (2.7)
                                              ------------             ----------
    Total interest-earning assets                 883,579      19.0        6,499      10.7            (4,286)       10,785
                                              ------------             ----------
Less: allowance for loan losses                   (11,361)     34.7
Cash and due from banks                            28,255      24.9
Other assets                                      214,599      82.4
                                              ------------
   Total assets                                $1,115,072      22.3
                                              ============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:

Demand/money market deposits                   $  221,828      25.1           48       2.9              (326)          374
Savings deposits                                   61,826       8.7         (394)    (40.7)             (472)           78
Direct time deposits                              127,865      17.7         (846)    (17.7)           (1,595)          749
Brokered time deposits                            (18,516)     (5.2)      (2,163)    (39.5)           (1,891)         (272)
Short-term borrowings                             195,750      49.8          288      26.7              (183)          471
Long-term debt                                    107,296      10.1          993      10.3                47           946
                                              ------------             ----------
  Total interest-bearing liabilities              696,049      16.8       (2,074)     (8.8)           (5,645)        3,571
                                              ------------             ----------
Noninterest-bearing demand deposits               213,424      39.6
Other liabilities                                   4,727      22.8
Stockholders' equity                              200,872      65.2

   Total liabilities and
    stockholders' equity                       $1,115,072      22.3
                                              ============
Net interest-earning assets                    $  187,530      35.6
                                              ============
Net interest income (tax-equivalent)                                       8,573      23.2          $  1,359       $ 7,214
Less: tax-equivalent adjustment                                              (23)     13.2
                                                                       ----------
Net interest income                                                     $  8,550      23.2
                                                                       ==========
Net yield on interest-earning assets



Provident Bankshares Corporation
Consolidated Average Balances and Analysis of Changes in Tax Equivalent Net Interest Income

                                     --------------------------------------------------------------------
                                          Three Months Ended                Three Months Ended
                                            June 30, 2004                      March 31, 2004
                                     --------------------------------------------------------------------
(dollars in thousands)                 Average     Income/    Yield/     Average     Income/    Yield/
(tax-equivalent basis)                 Balance     Expense    Rate       Balance     Expense    Rate
                                     ------------  ---------  ---------------------  ---------  ---------
Assets:
Interest-earning assets:
Originated residential                $  108,155   $  1,910    7.10 %   $   74,932   $  1,310    7.03 %
Home equity                              572,716      6,512    4.57        519,019      6,132    4.75
Acquired residential                     625,145      8,884    5.72        604,064      9,008    6.00
Marine                                   450,148      5,682    5.08        463,706      6,047    5.24
Other consumer                            49,193        917    7.50         44,361        870    7.89
Commercial mortgage                      429,279      5,626    5.27        321,943      4,340    5.42
Residential construction                 204,964      2,242    4.40        169,767      2,026    4.80
Commercial construction                  259,088      2,327    3.61        216,648      2,015    3.74
Commercial business                      594,828      9,615    6.50        395,614      5,420    5.51
                                     ------------  ---------           ------------  ---------
    Total loans                        3,293,516     43,715    5.34      2,810,054     37,168    5.32
                                     ------------  ---------           ------------  ---------
Loans held for sale                        7,644        109    5.74          4,149         64    6.20
Short-term investments                    16,316         48    1.18          1,592          2    0.51
Taxable investment securities          2,207,444     22,871    4.17      2,076,515     22,534    4.36
Tax-advantaged investment securities      16,508        313    7.63         16,799        298    7.13
                                     ------------  ---------           ------------  ---------
    Total investment securities        2,223,952     23,184    4.19      2,093,314     22,832    4.39
                                     ------------  ---------           ------------  ---------
    Total interest-earning assets      5,541,428     67,056    4.87      4,909,109     60,066    4.92
                                     ------------  ---------           ------------  ---------
Less: allowance for loan losses          (44,102)                          (35,576)

Cash and due from banks                  141,652                           118,671
Other assets                             474,942                           238,582
                                     ------------                      ------------
   Total assets                       $6,113,920                        $5,230,786
                                     ============                      ============

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Demand/money market deposits          $1,106,812      1,722    0.63     $  917,272      1,330    0.58
Savings deposits                         771,270        573    0.30        715,265        510    0.29
Direct time deposits                     850,667      3,941    1.86        652,280      3,322    2.05
Brokered time deposits                   338,392      3,308    3.93        218,863      3,452    6.34
Short-term borrowings                    589,075      1,365    0.93        670,195      1,578    0.95
Long-term debt                         1,171,125     10,601    3.64      1,135,984     10,948    3.88
                                     ------------  ---------           ------------  ---------
  Total interest-bearing liabilities   4,827,341     21,510    1.79      4,309,859     21,140    1.97
                                     ------------  ---------           ------------  ---------
Noninterest-bearing demand deposits      752,198                           567,530
Other liabilities                         25,489                            20,974
Stockholders' equity                     508,892                           332,423
                                     ------------                      ------------

   Total liabilities and
    stockholders' equity              $6,113,920                        $5,230,786
                                     ============                      ============
Net interest-earning assets           $  714,087                        $  599,250
                                     ============                      ============
Net interest income (tax-equivalent)                 45,546                            38,926
Less: tax-equivalent adjustment                        (197)                             (203)
                                                   ---------                         ---------
Net interest income                                $ 45,349                          $ 38,723
                                                   =========                         =========
Net yield on interest-earning assets                           3.31 %                            3.19 %

                                                                                                  Quarter to Quarter
                                                                                               Income/Expense Varian
                                            ------------------------------------------------
                                               Quarter to Quarter Increase/(Decrease)              Due to Change In
                                            ------------------------------------------------  ----------------------
(dollars in thousands)                        Average        %       Income/       %            Average       Average
(tax-equivalent basis)                        Balance     Change     Expense     Change           Rate         Volume
                                            ------------  --------  ----------- ------------  ------------- -------------
Assets:
Interest-earning assets:
Originated residential                       $   33,223      44.3 %   $    600      45.8 %        $     13      $    587
Home equity                                      53,697      10.3          380       6.2              (238)          618
Acquired residential                             21,081       3.5         (124)     (1.4)             (433)          309
Marine                                          (13,558)     (2.9)        (365)     (6.0)             (191)         (174)
Other consumer                                    4,832      10.9           47       5.4               (45)           92
Commercial mortgage                             107,336      33.3        1,286      29.6              (125)        1,411
Residential construction                         35,197      20.7          216      10.7              (180)          396
Commercial construction                          42,440      19.6          312      15.5               (71)          383
Commercial business                             199,214      50.4        4,195      77.4             1,104         3,091
                                            ------------            -----------
    Total loans                                 483,462      17.2        6,547      17.6
                                            ------------            -----------
Loans held for sale                               3,495      84.2           45      70.3                (5)           50
Short-term investments                           14,724     924.9           46   2,300.0                 6            40
Taxable investment securities                   130,929       6.3          337       1.5            (1,050)        1,387
Tax-advantaged investment securities               (291)     (1.7)          15       5.0                20            (5)
                                            ------------            -----------
    Total investment securities                 130,638       6.2          352       1.5
                                            ------------            -----------
    Total interest-earning assets               632,319      12.9        6,990      11.6              (672)        7,662
                                            ------------            -----------
Less: allowance for loan losses                  (8,526)     24.0
                                                 22,981      19.4
Cash and due from banks                         236,360      99.1
Other assets                                ------------
                                             $  883,134      16.9
   Total assets                             ============

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Demand/money market deposits
Savings deposits                             $  189,540      20.7          392      29.5               102           290
Direct time deposits                             56,005       7.8           63      12.4                22            41
Brokered time deposits                          198,387      30.4          619      18.6              (322)          941
Short-term borrowings                           119,529      54.6         (144)     (4.2)           (1,611)        1,467
Long-term debt                                  (81,120)    (12.1)        (213)    (13.5)              (25)         (188)
                                                 35,141       3.1         (347)     (3.2)             (680)          333
  Total interest-bearing liabilities        ------------            -----------
                                                517,482      12.0          370       1.8            (2,042)        2,412
Noninterest-bearing demand deposits         ------------            -----------
Other liabilities                               184,668      32.5
Stockholders' equity                              4,515      21.5
                                                176,469      53.1
                                                      -
   Total liabilities and                    ------------
    stockholders' equity                     $  883,134      16.9
                                            ============
Net interest-earning assets                   $ 114,837      19.2
                                            ============
Net interest income (tax-equivalent)                                     6,620      17.0          $  1,370      $  5,250
Less: tax-equivalent adjustment                                              6      (3.0)
                                                                    -----------
Net interest income                                                   $  6,626      17.1
                                                                    ===========
Net yield on interest-earning assets
